Statement of Additional Information Supplement
February 24, 2011

SUPPLEMENT DATED FEBRUARY 24, 2011 TO THE STATEMENT OF ADDITIONAL
INFORMATION OF THE E.I.I. REALTY SECURITIES TRUST
DATED NOVEMBER 1, 2010

The Board of Trustees of the E.I.I. Realty Securities Trust has approved changes to the Adviser's Proxy Voting Guidelines. The following replaces the “PROXY VOTING SUMMARY” on page 35 and page 36 of the Statement of Additional Information (“SAI”) of the E.I.I. Realty Securities Trust:

PROXY VOTING SUMMARY

The Trust has delegated to E.I.I. the responsibility for voting proxies of issuers of securities held in each Fund’s portfolio. E.I.I. has adopted the proxy voting policies and procedures of its parent, European Investors Incorporated. These policies and procedures are attached in the Appendix to this SAI. The proxy voting policies and procedures of European Investors Incorporated are designed to meet all applicable fiduciary standards and to protect the rights and enhance the economic welfare of those to whom we owe a fiduciary duty.

European Investors Incorporated’s Proxy Committee, consisting of portfolio managers, analysts, marketing, client services, compliance and operations personnel, is responsible for establishing, reviewing and maintaining the policies and procedures.  The Committee reviews these policies and procedures periodically and will make such changes, as it believes are necessary. Absent specific client instructions, the Adviser defers to the guidelines and voting recommendations of RiskMetrics Group (formerly Institutional Shareholder Services). The Adviser has retained RiskMetrics Group, a third-party proxy voting service, to provide extensive research on individual proxy issues. RiskMetrics Group also publishes research reports that are reviewed by our analysts, as well as retains records of all ballots voted on client behalf.

The Adviser reviews all proxies for which it has voting responsibility, and votes all proxies according to the written guidelines, taking into account RiskMetrics’ “Public Fund Guidelines” and any recommendations provided by the investment team.  The guidelines address such areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.

The guidelines are intended to generally cover both U.S. and International proxy voting, although due to country differences and requirements, International proxy voting may differ depending on individual facts and circumstances.  Some ballots require a case-by-case analysis prior to voting and, in those situations, input from our investment team will normally be solicited.  Even when the guidelines specify how the Adviser normally votes on particular issues, the Adviser may change the vote if it is reasonably determined to be in the clients’ best interest.

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To ensure that voting responsibilities are met, the Adviser reconciles client proxies received from the custodian with client holdings from our portfolio system. The procedures are intended to ensure that proxies are voted consistent with voting guidelines, that conflicts of interests are mitigated, and that all ballots are recorded and justified.  Any variance from stated policy is carefully noted, including the rationale for the variance.

The Trust, in accordance with SEC rules, annually will disclose on Form N-PX its proxy voting record. The Trust also will post its voting record on a specified SEC website. In addition, the Trust will post its voting record on its own public website. If the Trust does not post its voting record on a public website, it will send a copy of the voting record within three business days, free of charge, to anyone who requests a copy by calling toll-free 1-888-323-8912.

The following replaces, in its entirety, the “APPENDIX” to the SAI:

APPENDIX

E.I.I. REALTY SECURITIES TRUST

Proxy Voting Policies and Procedures

E.I.I. Realty Securities Trust (the Trust) has adopted these Proxy Voting Policies and Procedures (“Policies”) to:

•	ensure that proxies are voted in the best interests of shareholders of the Fund with a view toward maximizing the value of their investments;

•
address any conflicts that may arise between shareholders on the one hand; and “affiliated persons” of the Fund or of E.I.I. Realty Securities, Inc. (“E.I.I.”) (all referred to as “Affiliated Persons”) on the other;

•	provide for oversight of proxy voting by the Board of Trustees of the Trust, and

•	provide for the disclosure of the Fund’s proxy voting record and these Policies.

I.	Delegation to E.I.I.

The Trust hereby delegates the responsibility for voting proxies on behalf of the Fund with respect to all equity securities held by the Fund to E.I.I. in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed E.I.I.’s Proxy Voting Summary and Guidelines (the “Procedures”) and have determined that they are reasonably designed to ensure that E.I.I. will vote all proxies in the best interests of the shareholders, untainted by conflicts of interests.  The Procedures (attached as Exhibit A), are adopted as part of these Policies.  The Board of Trustees must approve any material change in the Procedures before they become effective with respect to the Fund.

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II.	Disclosure

A.	Voting Records

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, the Trusts shall file annually with the Securities and Exchange Commission (the “SEC”) on Form N-PX (or such other form as the SEC may designate) the Fund’s proxy voting record for the most recent twelve–month period ended June 30 (the “Voting Record”).  The Fund’s Voting Record shall be available upon request within three (3) business days after filing the Voting Record with the SEC.

The Voting Record shall consist of, for each proposal on which the Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Record):

•	the name of the issuer of the portfolio security

•	the exchange ticker symbol of the portfolio security

•	the CUSIP number for the portfolio security

•	the shareholder meeting date

•	a brief identification of the matter voted upon

•	whether the matter was proposed by the issuer or by a security holder

•	whether the fund cast a vote and, if so, how the vote was cast

•	whether the vote cast was for or against management of the issuer

B.	Disclosure of the Policies and How to Obtain Information

1.         Description of the policies.  The Fund’s statement of additional information (“SAI”) shall describe these Policies, including the Procedures.

2.         How to obtain a copy of the Policies.  The Funds shall disclose in all shareholder reports that a description of these Policies is available

•	without charge, upon request, by calling a toll-free number; and

•	at the SEC’s website, www.sec.gov.

3.         How to obtain a copy of proxy votes.  The Fund shall disclose in all shareholder reports and the SAI that information regarding how the Fund voted proxies relating to portfolio securities is available:

•	without charge, upon request, by calling a toll-free number; and

•	at the SEC’s website, www.sec.gov.

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The Fund must send the information disclosed in their most recently filed report on Form N-PX within three (3) business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.	Review by Trustees

E.I.I. shall report to the Trustees, at least annually, the Voting Record of the Fund in a form as the Trustees may request.  This report shall:

•	describe any conflicts of interests that were identified in connection with the voting of securities under the Procedures and how they were addressed; and

•	summarize all votes that were made other than in accordance with the Procedures.

The Trustees will review these Policies and the Procedures at the same meeting, and determine whether any amendments to these Policies or the Procedures would be appropriate.

Adopted:  August 25, 2003

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European Investors, Inc.
Proxy Voting Summary

In accordance with Rule 206(4)-6 under the Advisers Act and with its fiduciary duties, European Investors, Inc. (herein “EII”) takes seriously the responsibility of voting proxies on behalf of our clients.  EII’s policies and procedures are reasonably designed to ensure that EII votes proxies in the best interest of clients.

The Proxy Committee, consisting of portfolio managers, analysts, marketing, client services, compliance and operations personnel, is responsible for establishing, reviewing and maintaining EII’s policies and procedures.  Absent specific client instructions, EII defers to the guidelines and voting recommendations of RiskMetrics Group (formerly Institutional Shareholder Services. EII has retained RiskMetrics Group, a third-party proxy voting service, to provide extensive research on individual proxy issues. RiskMetrics Group also publishes research reports that are reviewed by our analysts, as well as retains records of all ballots voted on client behalf.

Where EII has an obligation to vote proxies, EII will vote according to the attached written guidelines, taking into account RiskMetrics’ “Public Fund Guidelines” and any recommendations provided by EII’s investment team.  Our guidelines address such areas as elections of directors and auditors, corporate defenses, corporate governance, mergers and acquisitions, corporate restructuring, state of incorporation, proxy contest issues, executive compensation, employee considerations and social issue proposals.

EII’s guidelines are intended to generally cover both U.S. and International proxy voting, although due to country differences and requirements, International proxy voting may differ depending on individual facts and circumstances.  Some ballots require a case-by-case analysis prior to voting and, in those situations, input from our investment team will normally be solicited.  EII’s Proxy Committee may vote outside of the stated guidelines on particular issues, if it has been determined to be in clients’ best interest.

To ensure that voting responsibilities are met, EII reconciles client proxies received from the custodian with client holdings from EII’s portfolio system. EII’s procedures are intended to ensure that proxies are voted consistent with voting guidelines, that conflicts of interests are mitigated, and that all ballots are recorded and justified.  Any variance from stated policy is carefully noted, including the rationale for the variance.

As discussed in our Form ADV Part 2, clients may contact Lynn Marinaccio and request a copy of these policies and procedures, as well as a record of ballots voted on clients’ behalf.

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EUROPEAN INVESTORS
Proxy Voting Summary

The SEC has indicated that a discretionary investment manager is required to exercise voting authority with respect to client securities, even if the investment advisory agreement is silent on this point, unless the client has specifically retained voting authority. EII will vote proxies in accordance with client instructions.  In the absence of specific voting guidelines from the client or material conflicts, EII will vote proxies in what it judges are the best interests of its client/shareholders.

Reference should be made to RiskMetrics’ “Public Funds Guidelines” for additional recommendations on voting client policies. For other proposals not addressed in the following guidelines, the Proxy Committee shall determine whether a proposal is in the best interests of its clients.  Decisions are made exclusively in accordance with the economic interests of the account.

Proxy Voting Guidelines

I.  Auditors

A. Ratifying Auditors

Vote for proposals to ratify auditors when the amount of audit fees is equal to or greater than three times (75 percent) the amount paid for non-audit or “other” vs. audit services, unless: i) An auditor has a financial interest in or association with the company, and is therefore not independent; or ii) There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company‘s financial position.

Vote against proposals to ratify auditors when the amount of non-audit fees exceeds a quarter of all fees paid to the auditor.

Generally support shareholder proposals seeking to limit companies from buying consulting or technology services from their auditor.

B. Auditor Rotation

Generally support shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every seven years).

C. Auditor Indemnification and Limitation of Liability

Consider voting against or withholding from Audit Committee members if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

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D. Adverse Opinions

Vote against or withhold votes from Audit Committee members if the company receives an Adverse Opinion on the company‘s financial statements from its auditors.

II. Board of Directors and Director Elections

A. Director Nominees

Votes on director nominees are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal.  Specific director nominee WITHHOLD/AGAINST votes can be triggered by one or more of the following actions (and any others that may be deemed relevant by RiskMetrics or European Investors):

Lack of a board that is at least majority independent, attendance of director nominees at board meetings of less than 75% in one year without valid reason, lack of independence on key board committees, failure to establish any key board committees, servings on excessive number of boards, Federal or criminal activity, performance of compensation committee members and/or the entire board in relation to the approval of egregious or excessive executive compensation, lack of accountability and oversight, presence of problematic governance issues including interlocking directorships and material failures of governance, stewardship or fiduciary responsibilities at the company.

B. Director Fees

Vote for proposals to award director fees unless the amounts are excessive relative to other companies in the country or industry.

C. Discharge of Board and Management

Votes on the discharge of directors, including members of the management board and/or supervisory board are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal. Votes AGAINST the discharge can be triggered if there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties.

D. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal.

Vote against proposals to limit or eliminate entirely director and officer liability in regards to: (i) breach of the director‘s fiduciary “duty of loyalty” to shareholders; (ii) acts or omissions not made in “good faith” or involving intentional misconduct or knowledge of violations under the law; (iii) acts involving the unlawful purchases or redemptions of

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stock; (iv) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts like negligence that are more serious violations of fiduciary obligation than mere carelessness.

Vote for only those proposals providing such expanded coverage on cases when a director's or officer's legal defense was unsuccessful if:  (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and (ii) if only the director's legal expenses would be covered.

E. Contested Director Elections

Proposals concerning contested elections of directors are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, taking into account such factors as company performance relative to peers, independence, experience and skills, responsiveness to shareholders and evidence of management entrenchment when determining which directors are best suited to add value for shareholders.

F. Independent Directors

Generally, vote against or withhold from non independent director nominees where the entire board is not at least majority (50%) independent.

Generally, vote against or withhold from non independent director nominees when the nominating, compensation and audit committees are not fully independent.

Generally consider non employee board members who have been on the board continually for a period longer than 10 years as affiliated outsiders.

Vote for shareholder proposals asking that board audit, compensation and/or nominating committees be comprised exclusively of independent directors.

Vote for shareholder proposals requesting that the board be comprised of a two-thirds majority of independent directors.

G. Non-Independent Chairman

Generally support shareholder proposals calling for the separation of the CEO and chairman positions.

Generally support shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

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H.  Director Diversity

Generally support proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors.

Support endorsement of a policy of board inclusiveness.

Proposals calling to report to shareholders on a company‘s efforts to increase diversity on their boards are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, considering factors such as current board composition, company‘s past diversity practices and history of litigation or allegations involving gender/ethnic discrimination or glass ceiling practices by management.

I. Stock Ownership Requirements

Generally support shareholder proposals requiring directors to own a minimum amount of company stock, provided these requests afford a carve-out for directors who do not have the financial means to purchase company stock.

J. Classified Board- Annual Elections

Vote against management or shareholder proposals seeking to classify the board when the issue comes up for vote.

Vote for management or shareholder proposals to repeal a company‘s classified board structure.

If the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote, in addition to potential future withhold/against votes on that director, the fiduciary may vote against or withhold votes from any or all of the nominees up for election, with the exception of new nominees.

K. Term of Office

Generally, vote against proposals to limit the tenure of outside directors.

L. Cumulative Voting

Generally, vote for proposals to restore or provide for cumulative voting unless: (i) the company has proxy access or a similar structure to allow shareholders to nominate directors to the company‘s ballot; and (ii) the company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Generally, vote against proposals to eliminate cumulative voting in the election of directors.

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M. Shareholder Access to the Proxy (“Open Access”)

Reasonably crafted shareholder proposals asking companies to voluntarily provide shareholders with the ability to nominate director candidates to be included on management’s proxy card are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, taking into account the ownership threshold proposed in the resolution.

N. Majority Threshold Voting Requirement for Director Elections

Generally support reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company‘s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. in contested elections).

III. Compensation

A. Stock Option Plans

Generally, proposals on executive and director compensation plans are voted in accordance with RiskMetrics analysis and recommendation on each individual proposal.  The evaluation is based on the following considerations (and any other that may be deemed relevant by RiskMetrics or European Investors):

Dilution, full market value, burn rate, liberal definition of change in control, problematic pay practices, executive concentration ratio, pay for performance metric, evergreen features and repricing.

B. Performance- Based Options

Generally, vote for shareholder proposals that seek to provide for performance-based options such as indexed and/or premium priced options.

C. Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Generally, vote for shareholder proposals that seek to eliminate outside directors’ retirement benefits.

All other shareholder proposals that seek to limit executive and director pay are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal.  This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

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D. Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

Generally, vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

E. Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Generally, management proposals for an advisory vote on executive compensation plans are voted in accordance with RiskMetrics analysis and recommendation on each individual proposal.  The evaluation is based on the following considerations (and any other that may be deemed relevant by RiskMetrics or European Investors):

Evaluation of performance metrics in short term and long term plans, evaluation of peer group benchmarking used to set target pay or award opportunities, balance of performance-based versus non-performance-based pay, presence of problematic pay practices and poor compensation disclosure practices.

Vote against management say on pay proposals where there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, the board exhibits poor communication and responsiveness to shareholders or if the board has failed to demonstrate good stewardship of investors‘ interests regarding executive compensation practices.

F. Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Generally, vote against all proposals to ratify golden parachutes.

G. Executive Perks and Retirement/Death Benefits

Generally, vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company‘s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally, vote for shareholder proposals calling companies to adopt a policy of discontinuing or obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

H. Employee Stock Purchase Plans (ESPPs) - Qualified Plans

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Generally, proposals on qualified employee stock purchase plans are voted in accordance with RiskMetrics analysis and recommendation on each individual proposal.  Vote FOR plans if: (i) purchase price is at least 85 percent of fair market value; (ii) offering period is 27 months or less; and (iii) the number of shares allocated to the plan is ten percent or less of the outstanding shares.

I. Employee Stock Purchase Plans (ESPPs) – Non-Qualified Plans

Generally, proposals on nonqualified employee stock purchase plans are voted in accordance with RiskMetrics analysis and recommendation on each individual proposal. Vote FOR plans with:  (i) broad-based participation (i.e. all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company); (ii) limits on employee contribution (a fixed dollar amount or a percentage of base salary); (iii) company matching contribution up to 25 percent of employee‘s contribution, which is effectively a discount of 20 percent from market value; and (iv) no discount on the stock price on the date of purchase since there is a company matching contribution.

J. Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed excessive (i.e. generally greater than five percent of outstanding shares).

K. 401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

L. OBRA-Related Compensation Proposals

Vote for amendments that place a cap on annual grants or amend administrative features.

Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of OBRA.

M. Amendments to Add Performance-Based Goals

Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

N. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Generally, amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) are voted in accordance with RiskMetrics analysis and recommendation on each individual proposal.

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O. Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote against cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA if the plan provides for awards to individual participants in excess of $2 million a year.

Vote against plans that are deemed to be excessive because they are not justified by performance measures.

Vote against plans if the compensation committee does not fully consist of independent outsiders.

P. Pension Plan Income Accounting

Generally, vote for shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

IV. Takeover Defenses

A. Poison Pills

Vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

Shareholder proposals to redeem a company's poison pill are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal.

Management proposals to ratify a poison pill are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal.

Vote against or withhold from any board where a dead-hand poison pill provision is in place. From a shareholder perspective, there is no justification for a dead-hand provision. Directors of companies with these lethal protective devices should be held fully accountable.

B. Greenmail

Vote for proposals to adopt an anti-greenmail provision in their charter or bylaws that would thereby restrict a company‘s ability to make greenmail payments to certain shareholders.

Vote in accordance with RiskMetrics analysis and recommendation on each individual proposal regarding anti-greenmail proposals when they are presented as bundled items with other charter or bylaw amendments.

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C. Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals which seek to restore the authority of shareholders to remove directors with or without cause.

Vote against proposals that provide only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

D. Board & Committee Size

Generally, vote against any proposal seeking to amend the company‘s board size to fewer than five seats.

Generally, vote against any proposal seeking to amend the company‘s board size to more than fifteen seats.

E. Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board within an acceptable range.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V. Shareholder Rights and Protections

A. Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Vote against provisions that would require advance notice of more than sixty days.

B. Shareholder Action by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote for proposals to allow or make easier shareholder action by written consent.

C. Confidential Voting

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long as the proposals include clauses for proxy contests. In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting procedures.

D. Unequal Voting Rights

Vote for resolutions that seek to maintain or convert to a one-share-one-vote capital structure.

Vote against requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

E. Supermajority Shareholder Vote Requirements to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority vote to approve charter and bylaw amendments.

Vote against management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments.

Vote for management or shareholder proposals to reduce supermajority vote requirements for charter and bylaw amendments. However, for companies with shareholder(s) who have significant ownership levels, vote in accordance with RiskMetrics analysis and recommendation on each individual proposal taking into account i) ownership structure, ii) quorum requirements, and iii) supermajority vote requirements.

F. Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority vote requirements for mergers and other significant business combinations.

G. Reimbursing Proxy Solicitation Expenses

Vote in accordance with RiskMetrics analysis and recommendation on each individual proposal regarding shareholder proposals to allow for reimbursement of proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, generally support the reimbursement of all appropriate proxy solicitation expenses associated with the election.

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Generally support requests seeking to reimburse a shareholder proponent for all reasonable campaign expenditures for a proposal approved by the majority of shareholders.

H. Bundled Proposals

Bundled or conditional proxy proposals are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal.

VI. Mergers and Acquisitions/Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, taking into account a number of factors including, but not limited to:

Anticipated financial and operating benefits, offer price (cost vs. premium), fundamental value drivers behind the deal, impact of the merger on shareholder value, changes in corporate governance and their impact on shareholder rights, financial viability of the combined companies as a single entity, and potential legal or environmental risks associated with the target firm.

B. Fair Price Provisions

Vote for fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Appraisal Rights

Vote for proposals to restore or provide shareholders with the right of appraisal.

D. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations and asset sales, are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal

E. Spin-Offs

Votes on spin-offs are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, depending on the tax and regulatory advantages, planned use of the sale proceeds, market focus and managerial incentives.

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F. Asset Sales

Votes on asset sales are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, after considering the impact on the balance sheet/working capital, the value received for the asset, and the potential elimination of diseconomies.

G. Liquidations

Votes on liquidations are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

H. Going Private Transactions (LBOs, Minority Squeezeouts)

Votes on going private transactions taking into account the following:

Offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Votes on “going dark” transactions, are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal determining whether the transaction enhances shareholder value by taking into consideration whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock), cash-out value, whether the interests of continuing and cashed-out shareholders are balanced, and market reaction to public announcement of transaction.

I. Changing Corporate Name

Vote for changing the corporate name in all instances if proposed and supported by management.

J. Plans or Reorganizations (Bankruptcy)

Vote in accordance with RiskMetrics analysis and recommendation on proposals to common shareholders on bankruptcy plans of reorganization, considering the follow factors including, but not limited to:

Estimated value and financial prospects of the reorganized company, percentage ownership of current shareholders in the reorganized company, whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee), the causes(s) of the bankruptcy filing, and the extent to which the plan or reorganization addresses the cause(s), existence of a superior alternative to the plan or reorganization, and governance of the reorganized company.

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VII. Capital Structure

A. Common Stock Authorization

Proposals to increase the number of shares of common stock authorized for issue are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal. The following factors will be considered:

Past Board Performance: i) the company’s use of authorized shares during the last three years; ii) one- and three-year total shareholder return; and iii) the board’s governance structure and practices including existing takeover defenses and presence of egregious equity compensation practices;

The Current Request: i) specific reasons/rationale for the proposed increase; ii) the dilutive impact of the request; and iii) risks to shareholders of not approving the request.

Vote against proposed common stock authorizations that increase the existing authorization by more than one hundred percent unless a clear need for the excess shares is presented by the company;

Vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

B. Reverse Stock Splits

Management proposals to implement a reverse stock split are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, taking into account whether there is a corresponding proportional decrease in authorized shares. Generally support a reverse stock split if management provides a reasonable justification for the split and reduces authorized shares accordingly. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by reducing the number of shares outstanding while leaving the number of authorized shares to be issued at the pre-split level.

C. Blank Check Preferred Authorization

Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote for requests to require shareholder approval for blank check authorizations.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

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Vote against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights (“blank check” preferred stock).

Vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

D. Adjust Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock

E. Preemptive Rights

Proposals to create or abolish preemptive rights are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal taking into account the size of the company and the characteristic of its shareholder base.

F. Debt Restructuring

Proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal considering the following factors:

Dilution, change in control, financial issues, terms of the offer, conflict of interest and management’s efforts to pursue other alternatives.

Proposals regarding debt restructurings are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

G. Share repurchase

Generally, vote for share repurchase programs/market repurchase authorities unless: (i) the repurchase can be used for takeover purposes; (ii) there is clear evidence of abuse; (iii) there is no safeguard against selective buybacks; and (iv) pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

VIII. State of Incorporation

A. Voting on State Takeover Statutes

Proposals to opt in or opt out of state takeover statutes  (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions) are normally voted in accordance with RiskMetrics analysis and recommendation on each individual

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February 24, 2011

proposal.  Generally support opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders.

B. Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, giving consideration to both financial and corporate governance concerns including the following:

Reasons for reincorporation, comparison of company's governance practices and provisions prior to and following the reincorporation, and comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes

C. Offshore Reincorporations and Tax Havens

Proposals concerning reincorporation from the United States to offshore locales such as Bermuda, the Cayman Islands or Panama are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, taking into consideration the company‘s strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders.

Generally support shareholder requests calling for “expatriate” companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

IX. Corporate Responsibility and Accountability

I. General Corporate Social Responsibility (CSR) Related

A. Social, Environmental and Sustainability Issues

Votes on social, workplace, environmental, and other related proposals are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, taking into account a number of factors including, but not limited to:

Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value, whether the issues presented should be dealt with through government or company-specific action, whether the company has already responded in some appropriate manner to the request embodied in a proposal, whether the company's analysis and voting recommendation to shareholders is persuasive, what its industry peers have done in response to the issue, whether the proposal itself is well framed and reasonable, whether implementation of the proposal

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would achieve the objectives sought in the proposal, and whether the subject of the proposal is best left to the discretion of the board.

B. Special Policy Review and Shareholder Advisory Committees

Support proposals for the establishment of shareholder advisory committees when they appear to offer a potentially effective method for enhancing shareholder value special and provide forums for ongoing dialogue on issues including, but not limited to: shareholder relations, the environment, occupational health and safety, and executive compensation.

C. Operations in Protected or Sensitive Areas

Generally support shareholder requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges, unless the company does not currently have operations or plans to develop operations in these protected regions.

D. Land Use

Generally support shareholder resolutions that request better disclosure of detailed information on a company‘s policies related to land use or development or compliance with local and national laws and zoning requirements.

E. International Financial Related

Generally support proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company‘s short and long-term bottom-line.

F. Affirm Political Non-Partisanship

Generally support proposals affirming political non-partisanship within the company.

G. Political Contributions Reporting & Disclosure

Support reporting of political and political action committee (PAC) contributions.

Support establishment of corporate political contributions guidelines and internal reporting provisions or controls.

Vote against shareholder proposals asking to publish in newspapers and public media the company‘s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

H. Military Sales

Disclosure requests for foreign military sales and economic conversion of facilities are evaluated on a case by case basis, taking into consideration the extent of disclosure requested in the proposal and the company‘s compliance with applicable laws.

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Generally, vote against proposals asking a company to develop specific ethical criteria for military contracts. RiskMetrics analysis and recommendation on each individual proposal Evaluate disclosure requests.

I. Report on Operations in Sensitive Regions or Countries

Generally support shareholder proposals to adopt labor standards based on internationally recognized standards in connection with involvement in a certain market and other potentially sensitive geopolitical region (See III. Workplace Practices & Human Rights).

Generally support shareholder proposals seeking a report on operations within a certain market and documentation of costs of continued involvement in a given country or region.

Generally support requests for establishment of a board committee to review and report on the reputational risks and legal compliance with U.S. sanctions as a result of the company‘s continued operations in countries associated with terrorist sponsored activities.

Shareholder proposals to pull out of a certain market are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal considering factors such as overall cost, FDI exposure, level of disclosure for investors, magnitude of controversy, and the current business focus of the company.

J. Recycling Policy

Shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, with consideration made for industry and products produced by the company.

II. Climate Change – Global Warning

A. Kyoto Compliance

Generally, vote for resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets, unless: 1) The company does not maintain operations in Kyoto signatory markets; or 2) The company already evaluates and substantially discloses such information to shareholders; or, 3) Greenhouse gas emissions do not materially impact the company‘s core businesses.

B. Greenhouse Gas Emissions

Generally, vote for shareholder proposals calling for increased disclosure of a company‘s policies and initiatives pertaining to greenhouse gas emissions.

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Generally, vote for shareholder proposals calling for greater disclosure of the company‘s greenhouse gas emissions, with consideration of the company‘s competitive landscape, peer group and industry.

Generally, vote for shareholder proposals calling for a company to commit to reducing its greenhouse gas emissions under a reasonable timeline, with consideration of the company‘s competitive landscape, peer group and industry.

C. Investment in Renewable Energy

Generally support shareholder proposals calling for better reporting and disclosure in regard to all investment related to renewable energy sources at the company.

Generally support shareholder proposals seeking increased investment in renewable energy sources, taking into account whether the terms of the resolution are realistic or overly restrictive for management to pursue.

D. Sustainability Reporting and Planning

Generally support shareholder proposals seeking greater disclosure on the company‘s social and environmental practices and performance as it relates to the company‘s economic health and potential risks and liabilities.

E. Endorsement of CERES Principles

Generally, vote for requests asking a company to formally adopt the CERES Principles, with consideration made for scope and format of existing disclosure at the company.

III. Workplace Practices and Human Rights

A. Equal Employment Opportunity

Vote for proposals calling for action on equal employment opportunity and anti-discrimination.

Vote for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, and other labor policies and practices that affect long-term corporate performance.

Generally, vote for resolutions calling on companies to implement a policy of non-discrimination with regard to salary, wages and benefits.

Generally, vote against resolutions calling for distribution of stock options and other equity awards based on race or gender.

B. High Performance Workplace

Generally support proposals that incorporate high-performance workplace standards.

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C. Non-Discrimination in Retirement Benefits

Support proposals calling for a non-discrimination policy with regard to retirement benefits and pension management at a company.

D. Fair Lending Reporting and Compliance

Support proposals calling for full compliance with fair-lending laws.

Support reporting on overall lending policies and data.

E. MacBride Principles

Support the MacBride Principles for operations in Northern Ireland that request companies to abide by equal employment opportunity policies.

F. Contract Supplier Standards

Generally support proposals that:

Seek publication of a “Worker Code of Conduct” to be implemented by the company‘s foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees‘ wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights.

Request a report summarizing the company‘s current practices for enforcement of its Worker Code of Conduct along the company‘s supply chain.

Establishes independent monitoring mechanism in conjunction with appropriate local Non-Governmental Organizations to monitor supplier and licensee compliance with the Worker Code of Conduct.

Create incentives to encourage suppliers to raise standards rather than terminate contracts.

Request public disclosure of contract supplier reviews on a regular basis.

Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees‘ wages and working conditions.

G. Corporate Conduct and Labor Code of Conduct

Support the principles and codes of conduct relating to company investment and/or operations in countries with patterns of human rights abuses or pertaining to geographic regions experiencing political turmoil (Northern Ireland, Columbia, Burma, former Soviet Union, and China).

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Support the implementation and reporting on International Labor Organization codes of conduct.

Support independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with Codes.

IV. Consumer Health and Public Safety

A. Phase-out or Label Products Containing Genetically Engineered Ingredients

Vote for shareholder proposals to label products that contain genetically engineered products.

Generally, vote against proposals calling for a full phase out of product lines containing genetically modified agricultural products ingredients.

B. Tobacco-Related Products

Vote for shareholder proposals seeking to limit the sale of tobacco products to minors.

Generally, vote against proposals calling for a full phase out of tobacco related product lines.

C. Toxic Emissions

Vote for shareholder proposals calling on the company to establish a plan reduce toxic emissions.

D. Toxic Chemicals

Generally support resolutions requesting that a company disclose its policies related to toxic chemicals.

Shareholder proposals requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal.

Shareholder proposals requesting companies to substitute or replace existing products are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, with consideration for applicable regulations and standards in the markets in which the company participates.

E. Nuclear Safety

Shareholder resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, with consideration made for the company‘s compliance with existing

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legislation, Nuclear Regulatory Commission oversight, and the specific scope of the proponent‘s request.

F. Concentrated Area Feeding Operations (CAFOs)

Generally support resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless the company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring or if the company does not directly source from CAFOs.

G. Pharmaceutical Product Reimportation

Generally support shareholder proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation, unless such information is already publicly disclosed.

Shareholder proposals requesting that companies adopt specific policies to encourage or not constrain prescription drug reimportation are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, with consideration made for current legislation in the U.S. and exporting markets.

H. Pharmaceutical Product Pricing

Proposals asking a company to implement price restraints on its pharmaceutical products are normally voted in accordance with RiskMetrics analysis and recommendation on each individual proposal, taking into account the following factors:

Whether the proposal focuses on a specific drug and region, whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness, whether the company already limits price increases of its products, the extent that reduced prices can be offset through the company‘s marketing expenditures without significantly impacting R&D spending , whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries, and the extent to which peer companies implement price restraints.

Generally support proposals requesting that the company evaluate their global product pricing strategy, considering the existing level of disclosure on pricing policies, any deviation from established industry pricing norms, and the company‘s existing philanthropic initiatives.

Vote for shareholder proposals that call on companies to develop or increase disclosure on policies to provide affordable HIV, AIDS, TB and Malaria drugs to citizens in the developing world.

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February 24, 2011

X. Conflicts of Interest

All votes submitted by European Investors on behalf of its clients are not biased in any way by other clients of European Investors.  For example, the fact that XYZ Corporation is a client of European Investors does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients.  All proxy voting proposals are voted in a manner consistent with sound corporate governance and responsible corporate citizenship (unless otherwise directed by a client with respect to that client’s stock).

XI. Proxies Not Voted

A. Shares out on Loan

Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

When the Proxy Committee decides to vote against a proposal that is generally approved or to vote in favor of a proposal that is generally opposed, the reason for the exception will be recorded.

Revised February 15, 2011

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